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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

                                  ------------


              Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934(1)



       Date of Report (Date of earliest event reported): November 27, 2002


                        ALLBRITTON COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)




    Delaware                Commission file number:          74-180-3105
(State or other                    333-02302                (I.R.S. employer
 jurisdiction of                                             identification no.)
 incorporation or
 organization)


                          808 Seventeenth Street, N.W.
                                    Suite 300
                           Washington, D.C. 20006-3910
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 202-789-2130



(1) Pursuant to Section 15(d) of the Securities and Exchange Act of 1934, the Company's duty to file reports is automatically suspended as a result of having fewer than 300 holders of record of each class of its debt securities outstanding as of October 1, 2002, but the Company agreed under the terms of certain long-term debt to continue these filings.


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

                                 Amendment No. 1

The Company's Current Report on Form 8-K dated September 16, 2002 is hereby amended and supplemented as follows.


Item 7.  Financial Statements and Exhibits

The following financial statements and pro forma financial information are hereby filed as part of this report.

a.       Financial Statements of ALLNEWSCO, Inc.

          Audited balance sheets as of September 30, 2000 and 2001 and the related statements of operations and accumulated deficit and of cash flows for each of the three years in the period ended September 30, 2001; unaudited balance sheet as of June 30, 2002, and the statements of operations and accumulated deficit and of cash flows for each of the nine-month periods ended June 30, 2001 and 2002.

b.       Pro Forma Financial Information of Allbritton Communications Company

          Unaudited pro forma combined balance sheet as of June 30, 2002, and the unaudited pro forma combined statements of operations for each of the nine-month periods ended June 30, 2001 and 2002, and for the year ended September 30, 2001.

          Unaudited combined statements of operations for each of the years ended September 30, 1999 and 2000.

c.       Exhibits

          See Exhibit Index.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ALLBRITTON COMMUNICATIONS COMPANY

                                                         (Registrant)





       November 27, 2002                         /s/ Stephen P. Gibson
--------------------------------              ----------------------------------
              Date                            Name:  Stephen P. Gibson
                                              Title: Senior Vice President
                                                     and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                  Description of Exhibit                     Page No.
-----------                  ----------------------                     --------
  2.1     Asset  Purchase  Agreement  between   ALLNEWSCO,   Inc.  and      *
          Allbritton  Communications  Company,  dated  as of  March 5,
          2002.  (Incorporated  by  reference  to  Exhibit  2.1 of the
          Company's Report on Form 8-K, No. 333-02302,  dated March 5,
          2002)
  4.1     Indenture dated as of February 6, 1996 between ACC and State      *
          Street Bank and Trust Company, as Trustee, relating to the Debentures. (Incorporated by reference to Exhibit 4.1 of
          Company's Registration Statement on Form S-4, No. 333-02302,
          dated March 12, 1996)
  4.2     Indenture dated as of January 22, 1998 between ACC and State      *
          Street Bank and Trust Company,  as Trustee,  relating to the
          Notes.   (Incorporated   by  reference  to  Exhibit  4.1  of
          Company's Registration Statement on Form S-4, No. 333-45933,
          dated February 9, 1998)
  4.3     Amended and Restated  Revolving Credit Agreement dated as of      *
          March  27,  2001  by  and  among  Allbritton  Communications
          Company, certain financial institutions,  and Fleet National
          Bank, as Agent, and Deutsche Banc Alex. Brown Inc., as Documentation Agent. (Incorporated by reference to Exhibit
          4.4 of the Company's Quarterly Report on Form 10-Q, No. 333-02302, dated May 10, 2001)
  4.4     First Amendment dated as of December 19, 2001 to the Amended      *
          and Restated * Revolving Credit Agreement.  (Incorporated by
          reference to Exhibit 4.5 of the Company's Form 10-K, No. 333-02302, dated December 27, 2001)
  4.5     Second Amendment dated as of May 15, 2002 to the Amended and      *
          Restated   Revolving  Credit  Agreement.   (Incorporated  by
          reference to Exhibit 4.6 of the Company's  Quarterly  Report on Form 10-Q, No. 333-02302, dated August 14, 2002)
 99.1     Audited  balance  sheets of ALLNEWSCO,  Inc. as of September
          30, 2000 and 2001 and the related  statements  of operations and  accumulated  deficit  and of cash flows for each of the
          three  years  in  the  period  ended   September  30,  2001;
          unaudited balance sheet as of June 30, 2002, and the statements of operations and accumulated deficit and of cash flows for each of the nine-month periods ended June 30, 2001 and 2002.
 99.2 Unaudited pro forma combined balance sheet as of June 30, 2002, and the unaudited pro forma combined statements of operations for each of the nine-month periods ended June 30, 2001 and 2002, and for the year ended September 30, 2001.
          Unaudited combined statements of operations for each of the years ended September 30, 1999 and 2000.


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*Previously filed